Exhibit 1
           JOINT FILING AGREEMENT AND POWER OF ATTORNEY

          We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of John A. Gerson, Perry Golkin and Michael T. Tokarz as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents that any such agent and attorney-in-fact may consider advisable in connection with the holdings described in this statement on Schedule 13G, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.

                              JWC ASSOCIATES, L.P.

                              By:  KKR ASSOCIATES,
                                   its General Partner

                                   By: /s/ Michael T. Tokarz
                                       --------------------------
                                    Name: Michael T. Tokarz
                                          a General Partner

                              JWC ASSOCIATES II, L.P.

                              By:  KKR ASSOCIATES,
                                   its General Partner

                                   By: /s/ Michael T. Tokarz
                                       --------------------------
                                    Name: Michael T. Tokarz
                                          a General Partner

                              KKR PARTNERS II, L.P.

                              By:  KKR ASSOCIATES,
                                   its General Partner

                                   By: /s/ Michael T. Tokarz
                                       --------------------------
                                    Name: Michael T. Tokarz
                                          a General Partner

                              CHANNEL ONE ASSOCIATES, L.P.

                              By:  KKR ASSOCIATES,
                                   its General Partner

                                   By: /s/ Michael T. Tokarz
                                       --------------------------
                                    Name:Michael T. Tokarz
                                         a General Partner

Dated: February 6, 1996


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